UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3430

Oppenheimer Limited-Term Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2017

Item 1. Reports to Stockholders.

Annual Report 8/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Limited-Term Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index 1-3 Years
1-Year	1.73%	-0.56%	0.93%
5-Year	1.31	0.85	0.96
10-Year	3.41	3.18	2.27

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER LIMITED-TERM BOND FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 1.73% during the reporting period. On a relative basis, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index 1-3 Years (the “Index”), which returned 0.93% during the same period.

MARKET OVERVIEW

The second half of 2016 was marked by numerous events that took the markets by surprise. The British referendum in June 2016 to leave the European Union (Brexit) initially raised the level of uncertainty in global markets. However, the markets staged an impressive rebound in July, as investor fears receded over the immediate implications of the Brexit vote. We saw central bank action remain supportive with the Bank of England and the European Central Bank (“ECB”) making forceful statements outlining intentions to backstop market sentiment. Another major event was the election of

Donald Trump in the early November U.S. presidential election. Markets began to price in optimism on fiscal spending and potential for broad reforms with the Republicans in control of both the presidency and Congress. Investors were most positive on the potential for economic expansion driven by infrastructure spending and tax cuts for individuals and corporations.

Markets continued their general risk-on mode through the end of the reporting period, as equities climbed and credit spreads narrowed to tight levels not seen since 2015. U.S. GDP

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3 OPPENHEIMER LIMITED-TERM BOND FUND

growth continued to progress as employment and wage gains suggested the U.S. may be approaching full employment. Business and consumer confidence indicators were among their highest levels in the current expansion. While consumption growth has slowed modestly from a strong pace, the recovery in investment expenditures, a weaker dollar, and a stronger housing sector added to growth.

The Federal Reserve Bank (the “Fed”) has a dual mandate: full employment and stable prices, generally defined as 2% inflation. As full employment was approached during the reporting period, the Fed reduced monetary accommodation and began to normalize rates. The Fed hiked interest rates 0.25% in March and June, and also signaled the potential for balance sheet normalization in 2017, possibly in September, along with another hike in December. Although the risk does exist that actions of the new U.S. administration could result in a more hawkish than expected Fed, we continue to believe that global central banks will remain dovish and Treasury rates should remain relatively low and range-bound due to strong foreign appetite.

FUND REVIEW

Against this backdrop, the Fund’s outperformance versus the Index stemmed primarily from security selection within investment grade corporate bonds. In addition, security selection in asset-backed securities, an allocation to high-yield credit, and an underweight position in Treasuries resulted in outperformance versus the Index. There were no sectors that detracted materially from performance versus the Index this reporting period.

STRATEGY & OUTLOOK

From a portfolio positioning perspective, we continue to maintain the Fund’s strategic underweight to U.S. Treasuries while retaining a neutral duration posture relative to the Index, as we typically do not make large interest rate bets. In lieu of Treasuries, we continue to maintain an overweight position in agency MBS relative to the Index. We believe the sector’s high quality and spread above Treasuries make it an attractive area to add incremental yield potential to the portfolio. Elsewhere, while still favoring diversified corporate and structured credit exposure, we are more cautious on credit in general as we believe we currently reside in the second half of the credit cycle. As a result, we continue to be less likely to meaningfully increase credit risk overall, absent specific relative value opportunities. We typically avoid B-rated (and below) high-yield corporate bonds as well as emerging market debt.

Peter A Strzalkowski, CFA Portfolio Manager

4 OPPENHEIMER LIMITED-TERM BOND FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	53.2%
Mortgage-Backed Obligations Government Agency	21.0
Non-Agency	7.3
Asset-Backed Securities	10.9
Short-Term Notes	5.7
Investment Company Oppenheimer Institutional Government Money Market Fund*	1.7
U.S. Government Obligations	0.2

*Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2017, and are based on the total market value of investments.

5 OPPENHEIMER LIMITED-TERM BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/17

	Inception Date	1-Year	5-Year		10-Year
Class A (OUSGX)	8/16/85	1.73%	1.31%		3.41%
Class B (UGTBX)	7/21/95	0.89	0.48		2.95
Class C (OUSCX)	12/1/93	0.91	0.51		2.62
Class I (OUSIX)	8/1/13	2.11	2.21	*	N/A
Class R (OUSNX)	3/1/01	1.43	1.02		3.13
Class Y (OUSYX)	5/18/98	1.98	1.53		3.67

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/17

	Inception Date	1-Year	5-Year		10-Year
Class A (OUSGX)	8/16/85	-0.56%	0.85%		3.18%
Class B (UGTBX)	7/21/95	-3.08	0.30		2.95
Class C (OUSCX)	12/1/93	-0.09	0.51		2.62
Class I (OUSIX)	8/1/13	2.11	2.21	*	N/A
Class R (OUSNX)	3/1/01	1.43	1.02		3.13
Class Y (OUSYX)	5/18/98	1.98	1.53		3.67

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 8/31/17
Class A	2.26%
Class B	1.44
Class C	1.49
Class I	2.67
Class R	2.00
Class Y	2.61

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 8/31/17
Class A	2.17%
Class B	1.41
Class C	1.47
Class I	N/A
Class R	1.96
Class Y	2.47

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I, R and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Because Class B shares convert to Class A Shares 72 months after purchase, the 10-year return for

6 OPPENHEIMER LIMITED-TERM BOND FUND

Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30 day-period ended August 31, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC standardized formula based on net income earned for the 30 day-period ended August 31, 2017. The calculation excludes expense reimbursements, resulting in a lower yield.

The Fund’s performance is compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index 1-3 Years, which is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7 OPPENHEIMER LIMITED-TERM BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER LIMITED-TERM BOND FUND

Actual	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During 6 Months Ended August 31, 2017
Class A	$ 1,000.00	$ 1,014.70	$ 3.87
Class B	1,000.00	1,008.20	8.08
Class C	1,000.00	1,008.30	8.03
Class I	1,000.00	1,014.30	2.03
Class R	1,000.00	1,013.20	5.39
Class Y	1,000.00	1,016.20	2.39

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.37	3.88
Class B	1,000.00	1,017.19	8.12
Class C	1,000.00	1,017.24	8.07
Class I	1,000.00	1,023.19	2.04
Class R	1,000.00	1,019.86	5.41
Class Y	1,000.00	1,022.84	2.40

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2017 are as follows:

Class	Expense Ratios
Class A	0.76%
Class B	1.59
Class C	1.58
Class I	0.40
Class R	1.06
Class Y	0.47

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS August 31, 2017

	Principal Amount	Value
Asset-Backed Securities—13.2%
Auto Loan— 10.8%
American Credit Acceptance Receivables Trust:
Series 2014-4, Cl. D, 5.24%, 2/10/22[1]	$2,500,000	$2,531,259
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	841,663	842,617
Series 2015-1, Cl. C, 4.29%, 4/12/21[1]	3,725,000	3,775,136
Series 2015-2, Cl. B, 2.97%, 5/12/21[1]	1,774,286	1,778,201
Series 2015-2, Cl. C, 4.32%, 5/12/21[1]	4,000,000	4,068,662
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	1,374,652	1,382,356
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	1,330,000	1,363,773
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	1,085,000	1,117,978
Series 2017-3, Cl. B, 2.25%, 1/11/21[1,2]	765,000	765,430
AmeriCredit Automobile Receivables Trust:
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	4,770,000	4,782,648
Series 2013-4, Cl. D, 3.31%, 10/8/19	1,218,000	1,227,939
Series 2014-3, Cl. D, 3.13%, 10/8/20	5,345,000	5,428,203
Series 2014-4, Cl. C, 2.47%, 11/9/20	2,000,000	2,016,033
Series 2015-2, Cl. D, 3.00%, 6/8/21	480,000	486,154
Series 2017-2, Cl. D, 3.42%, 4/18/23	3,075,000	3,133,446
California Republic Auto Receivables Trust:
Series 2014-2, Cl. C, 3.29%, 3/15/21	450,000	450,962
Series 2014-4, Cl. C, 3.56%, 9/15/21	700,000	703,956
Capital Auto Receivables Asset Trust:
Series 2014-1, Cl. D, 3.39%, 7/22/19	615,000	619,489
Series 2014-3, Cl. D, 3.14%, 2/20/20	3,750,000	3,795,161
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. D, 4.90%, 4/15/20[1]	1,680,000	1,719,366
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	318,845	318,813
CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	1,570,000	1,574,731
Series 2015-2, Cl. D, 3.04%, 11/15/21	750,000	757,173
Series 2015-3, Cl. D, 3.27%, 3/15/22	2,615,000	2,644,002
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,915,000	1,929,667
Series 2016-3, Cl. D, 2.94%, 1/17/23	1,155,000	1,150,909
Series 2016-4, Cl. D, 2.91%, 4/17/23	2,700,000	2,683,983
Series 2017-1, Cl. D, 3.43%, 7/17/23	2,345,000	2,365,088
CPS Auto Receivables Trust:
Series 2013-C, Cl. D, 6.59%, 8/15/19[1]	1,040,000	1,064,283
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	938,799	938,777
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	1,035,000	1,036,298
Credit Acceptance Auto Loan Trust, Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	909,028	909,540
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	180,000	183,265
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	2,231,350	2,248,880
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	5,550,000	5,616,416
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	3,500,000	3,536,137
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,685,000	1,733,028
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,595,000	1,600,544
Series 2017-2, Cl. B, 2.25%, 6/15/21	1,035,000	1,037,643

10 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Auto Loan (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2017-2, Cl. C, 2.75%, 9/15/23	$1,135,000	$1,137,920
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	2,125,000	2,175,615
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	2,255,000	2,278,818
DT Auto Owner Trust:
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	2,477,247	2,487,014
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	2,192,078	2,207,797
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	2,150,000	2,194,409
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	1,506,340	1,508,395
Series 2016-1A, Cl. C, 3.54%, 10/15/21[1]	1,695,000	1,709,079
Series 2016-2A, Cl. C, 3.67%, 1/18/22[1]	3,400,000	3,438,725
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	730,000	758,392
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	985,000	991,439
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,525,000	1,557,796
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	1,490,000	1,506,886
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	1,925,000	1,927,586
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	1,035,000	1,042,908
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. D, 6.81%, 8/17/20[1]	3,466,000	3,532,849
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	4,158,130	4,185,169
Flagship Credit Auto Trust:
Series 2013-2, Cl. D, 6.26%, 2/16/21[1]	660,000	670,952
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	55,446	55,445
Series 2015-3, Cl. D, 7.12%, 11/15/22[1]	2,575,000	2,712,309
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	3,570,000	3,817,570
Series 2016-3, Cl. A1, 1.61%, 12/15/19[1]	1,498,636	1,498,079
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 4.534% [LIBOR01M+330], 9/27/21[1,3]	775,000	776,358
Series 2017-1, Cl. C, 3.439% [LIBOR01M+155], 6/27/22[1,3]	605,000	605,261
Series 2017-1, Cl. D, 3.614% [LIBOR01M+230], 6/27/22[1,3]	700,000	700,299
Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	2,370,000	2,382,158
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,145,000	2,180,124
Series 2014-1, Cl. D, 2.91%, 4/15/20	985,000	993,241
Series 2014-4, Cl. D, 3.10%, 11/16/20	4,240,000	4,308,748
Series 2015-1, Cl. C, 2.57%, 4/15/21	3,000,000	3,017,435
Series 2015-2, Cl. D, 3.02%, 4/15/21	2,035,000	2,061,143
Series 2015-3, Cl. D, 3.49%, 5/17/21	2,615,000	2,662,777
Series 2015-4, Cl. C, 2.97%, 3/15/21	2,000,000	2,026,652
Series 2015-5, Cl. C, 2.74%, 12/15/21	1,840,000	1,857,345
Series 2016-2, Cl. D, 3.39%, 4/15/22	1,055,000	1,074,996
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,595,000	1,613,350
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	1,830,000	1,885,812
Series 2017-2, Cl. D, 3.49%, 7/17/23	1,640,000	1,674,626
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	392,018	392,194
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	1,230,000	1,232,484

11 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Auto Loan (Continued)
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	$1,960,000	$2,035,353
Series 2017-2A, Cl. E, 4.63%, 7/15/24[4]	2,600,000	2,599,989

		154,793,443
Credit Card—2.0%
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.877% [LIBOR01M+65], 8/16/21[1,3]	5,235,000	5,258,165
Series 2016-1, Cl. A1, 1.78%, 6/15/22	3,200,000	3,202,997
Series 2016-1, Cl. A2, 2.077% [LIBOR01M+85], 6/15/22[3]	595,000	600,809
Capital One Multi-Asset Execution Trust, Series 2014-A4, Cl. A4, 1.587% [LIBOR01M+36], 6/15/22[3]	3,580,000	3,596,012
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	1,220,000	1,231,994
Discover Card Execution Note Trust:
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	3,865,000	3,871,480
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	700,000	697,000
World Financial Network Credit Card Master Trust:
Series 2016-B, Cl. A, 1.44%, 6/15/22	2,305,000	2,302,073
Series 2017-A, Cl. A, 2.12%, 3/15/24	4,150,000	4,176,346
Series 2017-B, Cl. A, 1.98%, 6/15/23	3,195,000	3,203,023

		28,139,899
Equipment—0.2%
CCG Receivables Trust, Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	2,355,000	2,359,620
Structured Asset Securities Corp., Interest-Only Stripped Pass- Through Certificates, Series 2002-AL1, Cl. AIO, 99.999%, 2/25/32[5]	2,792,719	245,134

		2,604,754
Home Equity Loan—0.1%
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.464% [US0001M+23], 4/25/36[3]	2,176,158	2,179,555
Loans: Other—0.1%
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	1,767,565	1,757,290

Total Asset-Backed Securities (Cost $188,437,934)		189,474,941
Mortgage-Backed Obligations—34.4%
Government Agency—25.5%
FHLMC/FNMA/FHLB/Sponsored—25.4%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	7,367	7,534
5.00%, 7/1/33-6/1/34	574,952	631,827
5.50%, 9/1/39	1,682,913	1,850,697
6.00%, 1/1/22-7/1/24	564,252	633,535
6.50%, 4/1/18-4/1/34	235,347	259,869

12 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
7.00%, 10/1/31-3/1/35	$1,268,449	$1,462,495
7.50%, 1/1/32-2/1/32	935,692	1,128,992
9.00%, 8/1/22-5/1/25	13,467	14,498
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 99.999%, 2/1/28[5]	51,515	9,676
Series 205, Cl. IO, 39.855%, 9/1/29[5]	339,318	74,065
Series 206, Cl. IO, 0.00%, 12/15/29[5,6]	128,727	36,035
Series 243, Cl. 6, 0.00%, 12/15/32[5,6]	129,646	22,690
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	4,800	5,126
Series 1644, Cl. S, 2.107% [D11COF+145], 12/15/23[3]	1,537,741	1,582,412
Series 2043, Cl. ZP, 6.50%, 4/15/28	844,215	938,736
Series 2116, Cl. ZA, 6.00%, 1/15/29	424,115	463,184
Series 2148, Cl. ZA, 6.00%, 4/15/29	627,848	702,635
Series 2220, Cl. PD, 8.00%, 3/15/30	62,862	74,625
Series 2326, Cl. ZP, 6.50%, 6/15/31	98,622	110,144
Series 2344, Cl. FP, 2.177% [LIBOR01M+95], 8/15/31[3]	124,003	127,349
Series 2368, Cl. PR, 6.50%, 10/15/31	316,940	362,449
Series 2427, Cl. ZM, 6.50%, 3/15/32	342,680	380,099
Series 2451, Cl. FD, 2.227% [LIBOR01M+100], 3/15/32[3]	73,691	75,815
Series 2461, Cl. PZ, 6.50%, 6/15/32	180,398	211,821
Series 2464, Cl. FI, 2.227% [LIBOR01M+100], 2/15/32[3]	72,528	74,227
Series 2465, Cl. PG, 6.50%, 6/15/32	263,989	302,454
Series 2470, Cl. LF, 2.227% [LIBOR01M+100], 2/15/32[3]	72,742	74,446
Series 2517, Cl. GF, 2.227% [LIBOR01M+100], 2/15/32[3]	57,648	58,999
Series 2551, Cl. LF, 1.727% [LIBOR01M+50], 1/15/33[3]	7,552	7,586
Series 2668, Cl. AZ, 4.00%, 9/15/18	27,659	27,818
Series 3015, Cl. GM, 5.00%, 8/15/35	3,393,342	3,734,166
Series 3848, Cl. WL, 4.00%, 4/15/40	457,004	471,332
Series 3917, Cl. BA, 4.00%, 6/15/38	313,874	324,979
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 99.999%, 7/17/28[5]	76,359	11,427
Series 2079, Cl. S, 99.999%, 7/17/28[5]	133,151	20,178
Series 2122, Cl. S, 66.901%, 2/15/29[5]	422,135	84,550
Series 2304, Cl. SK, 44.15%, 6/15/29[5]	408,658	77,565
Series 2493, Cl. S, 16.589%, 9/15/29[5]	100,397	22,056
Series 2526, Cl. SE, 47.919%, 6/15/29[5]	158,945	31,305
Series 2795, Cl. SH, 99.999%, 3/15/24[5]	1,116,546	113,441
Series 2920, Cl. S, 20.701%, 1/15/35[5]	1,040,963	186,189
Series 2922, Cl. SE, 21.04%, 2/15/35[5]	240,530	43,361
Series 2981, Cl. AS, 8.51%, 5/15/35[5]	972,383	150,958
Series 3004, Cl. SB, 99.999%, 7/15/35[5]	1,285,274	152,837
Series 3397, Cl. GS, 0.00%, 12/15/37[5,6]	142,521	26,131
Series 3424, Cl. EI, 0.00%, 4/15/38[5,6]	85,686	9,059
Series 3450, Cl. BI, 15.953%, 5/15/38[5]	1,672,537	280,244
Series 3606, Cl. SN, 21.362%, 12/15/39[5]	369,725	64,065
Series 3659, Cl. IE, 52.875%, 3/15/19[5]	366,132	8,935

13 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 3685, Cl. EI, 0.00%, 3/15/19[5,6]	$108,103	$1,324
Federal National Mortgage Assn.:
2.50%, 9/1/32[2]	102,210,000	103,639,338
3.00%, 9/1/32[2]	28,440,000	29,366,522
3.50%, 9/1/47[2]	103,635,000	107,381,585
4.50%, 10/1/47[2]	73,070,000	78,527,452
Federal National Mortgage Assn. Pool:
4.50%, 2/1/19-12/1/20	763,836	783,083
5.00%, 12/1/17-6/1/22	600,076	614,880
5.50%, 2/1/35-5/1/36	517,977	580,678
6.00%, 6/1/30-3/1/37	3,951,426	4,492,561
6.50%, 5/1/28-1/1/34	3,126,985	3,580,750
7.00%, 1/1/30-11/1/35	2,610,835	3,060,403
7.50%, 2/1/27-8/1/33	2,306,663	2,730,283
8.00%, 12/1/22	7,747	8,579
8.50%, 7/1/32	20,462	22,116
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[5]	258,113	39,294
Series 252, Cl. 2, 99.999%, 11/25/23[5]	130,850	20,270
Series 303, Cl. IO, 99.999%, 11/25/29[5]	1,403,710	349,721
Series 319, Cl. 2, 24.438%, 2/25/32[5]	241,992	54,471
Series 321, Cl. 2, 9.822%, 4/25/32[5]	353,352	82,680
Series 324, Cl. 2, 6.666%, 7/25/32[5]	154,326	34,822
Series 328, Cl. 2, 0.00%, 12/25/32[5,6]	884,318	200,015
Series 334, Cl. 12, 0.00%, 3/25/33[5,6]	510,403	112,486
Series 339, Cl. 7, 0.00%, 11/25/33[5,6]	409,458	89,884
Series 351, Cl. 10, 99.999%, 4/25/34[5]	344,708	80,066
Series 351, Cl. 8, 0.00%, 4/25/34[5,6]	334,790	67,146
Series 356, Cl. 10, 0.00%, 6/25/35[5,6]	239,401	49,377
Series 356, Cl. 12, 0.00%, 2/25/35[5,6]	117,382	25,838
Series 362, Cl. 13, 0.00%, 8/25/35[5,6]	216,765	51,154
Series 364, Cl. 15, 0.00%, 9/25/35[5,6]	304,003	62,807
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 11.783%, 9/25/32[7]	64,695	57,443
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1992-161, Cl. H, 7.50%, 9/25/22	762,482	836,407
Series 1993-87, Cl. Z, 6.50%, 6/25/23	223,806	241,844
Series 1999-54, Cl. LH, 6.50%, 11/25/29	176,655	198,759
Series 2002-29, Cl. F, 2.234% [LIBOR01M+100], 4/25/32[3]	81,775	83,751
Series 2002-64, Cl. FJ, 2.234% [LIBOR01M+100], 4/25/32[3]	25,172	25,781
Series 2002-68, Cl. FH, 1.728% [LIBOR01M+50], 10/18/32[3]	49,941	50,174
Series 2003-112, Cl. AN, 4.00%, 11/25/18	64,247	64,694
Series 2003-116, Cl. FA, 1.634% [LIBOR01M+40], 11/25/33[3]	92,588	92,702
Series 2003-130, Cl. CS, 11.631% [(2) x LIBOR01M+1,410], 12/25/33[3]	72,363	78,669
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,280,000	2,593,883

14 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2006-11, Cl. PS, 20.04% [(3.667) x
LIBOR01M+2,456.67], 3/25/36[3]	$160,350	$233,711
Series 2006-46, Cl. SW, 19.673% [(3.667) x
LIBOR01M+2,419.92], 6/25/36[3]	96,382	138,699
Series 2006-50, Cl. KS, 19.674% [(3.667) x
LIBOR01M+2,420], 6/25/36[3]	195,649	281,073
Series 2006-50, Cl. SK, 19.674% [(3.667) x
LIBOR01M+2,420], 6/25/36[3]	519,359	723,047
Series 2007-9, Cl. LE, 5.50%, 3/25/37	2,000,000	2,237,842
Series 2010-43, Cl. KG, 3.00%, 1/25/21	114,125	115,143
Series 2011-15, Cl. DA, 4.00%, 3/25/41	288,504	299,267
Series 2011-3, Cl. KA, 5.00%, 4/25/40	796,245	853,044
Series 2011-88, Cl. AB, 2.50%, 9/25/26	124,592	125,072
Series 2012-20, Cl. FD, 1.634% [LIBOR01M+40], 3/25/42[3]	210,297	210,571
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 4.313%, 11/18/31[5]	306,340	61,213
Series 2001-63, Cl. SD, 28.736%, 12/18/31[5]	116,527	22,724
Series 2001-68, Cl. SC, 23.878%, 11/25/31[5]	81,473	15,865
Series 2001-81, Cl. S, 5.454%, 1/25/32[5]	76,301	15,102
Series 2002-28, Cl. SA, 7.35%, 4/25/32[5]	76,774	14,944
Series 2002-38, Cl. SO, 25.194%, 4/25/32[5]	145,066	28,736
Series 2002-39, Cl. SD, 27.755%, 3/18/32[5]	153,321	32,934
Series 2002-41, Cl. S, 31.388%, 7/25/32[5]	517,621	93,330
Series 2002-48, Cl. S, 10.473%, 7/25/32[5]	122,792	25,376
Series 2002-52, Cl. SD, 35.151%, 9/25/32[5]	137,325	29,557
Series 2002-52, Cl. SL, 8.083%, 9/25/32[5]	78,580	15,802
Series 2002-53, Cl. SK, 38.436%, 4/25/32[5]	95,637	20,983
Series 2002-56, Cl. SN, 11.995%, 7/25/32[5]	167,787	34,675
Series 2002-77, Cl. IS, 25.115%, 12/18/32[5]	247,149	58,029
Series 2002-77, Cl. SH, 13.203%, 12/18/32[5]	109,911	23,672
Series 2002-9, Cl. MS, 6.446%, 3/25/32[5]	125,193	25,220
Series 2003-25, Cl. IK, 60.918%, 4/25/33[5]	2,119,518	494,247
Series 2003-33, Cl. SP, 10.527%, 5/25/33[5]	282,211	66,940
Series 2003-4, Cl. S, 2.038%, 2/25/33[5]	169,051	39,054
Series 2005-12, Cl. SC, 28.618%, 3/25/35[5]	113,425	18,328
Series 2005-14, Cl. SE, 22.687%, 3/25/35[5]	849,208	134,473
Series 2005-40, Cl. SB, 30.332%, 5/25/35[5]	654,573	92,891
Series 2005-52, Cl. JH, 42.237%, 5/25/35[5]	402,652	66,322
Series 2005-6, Cl. SE, 83.582%, 2/25/35[5]	1,563,478	307,451
Series 2007-88, Cl. XI, 0.00%, 6/25/37[5,6]	369,152	66,634
Series 2008-55, Cl. SA, 0.00%, 7/25/38[5,6]	137,273	15,666
Series 2009-8, Cl. BS, 0.00%, 2/25/24[5,6]	23,220	1,076
Series 2010-95, Cl. DI, 74.352%, 11/25/20[5]	633,365	17,862
Series 2011-96, Cl. SA, 12.038%, 10/25/41[5]	1,053,433	193,643
Series 2012-134, Cl. SA, 6.826%, 12/25/42[5]	2,058,806	436,176
Series 2012-40, Cl. PI, 6.782%, 4/25/41[5]	1,191,983	175,291

15 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2013-2, Cl. IA, 8.195%, 2/25/43[5]	$610,198	$116,667
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[5,6]	2,193,571	42,894

		365,979,554
GNMA/Guaranteed—0.1%
Government National Mortgage Assn. I Pool:
6.50%, 11/15/23-12/15/23	9,656	10,625
7.00%, 1/15/28-8/15/28	94,246	100,972
7.50%, 9/15/22-11/15/26	69,184	72,255
8.00%, 9/15/18-8/15/28	19,845	20,130
9.50%, 7/15/18-12/15/19	465	466
10.00%, 5/15/19-8/15/19	7,755	7,788
10.50%, 10/15/18-12/15/20	8,170	8,205
Government National Mortgage Assn. II Pool:
7.00%, 1/20/30	26,270	31,035
11.00%, 10/20/19	4,374	4,394
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 54.511%, 4/16/37[5]	1,746,645	329,442
Series 2011-52, Cl. HS, 29.04%, 4/16/41[5]	2,814,392	444,165

		1,029,477
Non-Agency—8.9%
Commercial—4.8%
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.69% [H15T1Y+210], 9/26/35[1,3]	271,022	272,867
Series 2012-RR2, Cl. 6A3, 3.378%, 9/26/35[1,8]	5,599	5,613
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	925,295	921,181
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[4,5,6,9]	541,564	14,554
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.31%, 1/25/36[8]	836,221	808,642
COMM Mortgage Trust, Series 2013-CR7, Cl. D, 4.427%, 3/10/46[1,8]	1,630,000	1,311,071
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 27.45%, 12/10/45[5]	15,072,895	888,968
FREMF Mortgage Trust:
Series 2010-K7, Cl. B, 5.685%, 4/25/20[1,8]	4,000,000	4,314,054
Series 2011-K701, Cl. C, 4.325%, 7/25/48[1,8]	3,606,000	3,605,477
Series 2011-K702, Cl. B, 4.93%, 4/25/44[1,8]	540,000	546,405
Series 2012-K705, Cl. C, 4.301%, 9/25/44[1,8]	425,000	431,607
Series 2012-K706, Cl. C, 4.169%, 11/25/44[1,8]	3,762,000	3,823,202
Series 2012-K707, Cl. C, 4.019%, 1/25/47[1,8]	4,000,000	4,055,157
Series 2012-K708, Cl. C, 3.883%, 2/25/45[1,8]	4,635,000	4,701,605
Series 2012-K709, Cl. C, 3.872%, 4/25/45[1,8]	1,007,000	1,021,351
Series 2012-K710, Cl. C, 3.942%, 6/25/47[1,8]	5,295,000	5,382,082
Series 2012-K711, Cl. B, 3.563%, 8/25/45[1,8]	3,390,000	3,472,195
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,8]	2,362,000	2,383,527
Series 2013-K26, Cl. C, 3.722%, 12/25/45[1,8]	1,642,030	1,655,057

16 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,8]	$530,000	$531,431
Series 2013-K28, Cl. C, 3.61%, 6/25/46[1,8]	530,000	531,181
Series 2013-K30, Cl. C, 3.668%, 6/25/45[1,8]	917,000	927,403
Series 2013-K502, Cl. C, 8.131%, 3/25/45[1,8]	124,273	124,051
Series 2013-K712, Cl. C, 3.481%, 5/25/45[1,8]	5,380,000	5,417,658
Series 2013-K713, Cl. B, 3.274%, 4/25/46[1,8]	5,000,000	5,103,902
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,8]	912,000	920,840
Series 2014-K714, Cl. C, 3.849%, 1/25/47[1,8]	4,000,000	4,075,023
Series 2014-K715, Cl. C, 4.266%, 2/25/46[1,8]	1,435,000	1,473,548
Series 2015-K721, Cl. B, 3.681%, 11/25/47[1,8]	1,150,000	1,166,517
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,8]	899,462	867,827
Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2000-PH1, Cl. X, 0.00%, 1/17/34[1,5,6]	122,156	1
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,335,000	2,553,618
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.479%, 7/25/35[8]	837,910	861,657
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,8,9]	62,074	48,970
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Cl. A1, 1.597%, 5/15/49	879,422	876,721
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.127%, 11/26/36[1,8]	1,370,100	1,371,449
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.05%, 6/26/46[1,8]	481,124	482,162
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.215%, 7/26/45[1,8]	170,933	175,292
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.363%, 8/25/34[8]	93,546	94,158
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Cl. E, 4.984%, 6/15/45[1,8]	710,000	601,794
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 37.409%, 3/15/44[1,5]	9,306,975	320,381

		68,140,199
Residential—4.1%
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 3.154%, 3/26/36[1,8]	1,107,560	1,108,843
Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 3.26% [H15T1Y+245], 3/25/35[3]	1,402,444	1,419,203
Series 2005-9, Cl. A1, 3.52% [H15T1Y+230], 10/25/35[3]	606,056	613,872
Series 2006-1, Cl. A1, 2.91% [H15T1Y+225], 2/25/36[3]	1,394,360	1,399,586
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,025,555	1,024,588
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	971,688	976,493
Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Cl. 1A1, 3.21% [H15T1Y+240], 10/25/35[3]	2,708,637	2,723,163
Series 2012-8, Cl. 1A1, 3.312%, 10/25/35[1,8]	699,186	703,891

17 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 2.184% [US0001M+95], 5/25/24[3]	$1,859,665	$1,866,156
Series 2014-C02, Cl. 2M1, 2.184% [US0001M+95], 5/25/24[3]	213,227	213,477
Series 2014-C03, Cl. 1M1, 2.434% [US0001M+120], 7/25/24[3]	322,055	322,538
Series 2014-C03, Cl. 1M2, 4.234% [US0001M+300], 7/25/24[3]	3,065,000	3,219,028
Series 2014-C03, Cl. 2M1, 2.434% [US0001M+120], 7/25/24[3]	222,088	222,331
Series 2015-C04, Cl. 1M1, 2.834% [US0001M+160], 4/25/28[3]	780,997	781,722
Series 2016-C07, Cl. 2M1, 2.534% [US0001M+130], 4/25/29[3]	1,983,189	1,995,465
Series 2017-C02, Cl. 2M1, 2.384% [US0001M+115], 9/25/29[3]	3,265,490	3,294,049
Series 2017-C03, Cl. 1M1, 2.184% [US0001M+95], 10/25/29[3]	813,355	815,457
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.536%, 7/25/35[8]	335,712	338,159
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.544% [US0001M+31], 7/25/35[3]	302,611	302,919
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 3.164%, 12/25/34[8]	84,291	86,191
RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	8,832	7,901
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 5.484% [US0001M+425], 11/25/23[3]	1,998,000	2,227,935
Series 2014-DN1, Cl. M3, 5.734% [US0001M+450], 2/25/24[3]	1,260,000	1,472,096
Series 2014-HQ2, Cl. M3, 4.984% [US0001M+375], 9/25/24[3]	3,100,000	3,476,751
Series 2015-HQA2, Cl. M2, 4.034% [US0001M+280], 5/25/28[3]	240,816	248,405
Series 2016-DNA1, Cl. M2, 4.132% [US0001M+290], 7/25/28[3]	465,000	481,994
Series 2016-DNA2, Cl. M1, 2.484% [US0001M+125], 10/25/28[3]	2,460,185	2,464,239
Series 2016-DNA3, Cl. M1, 2.334% [US0001M+110], 12/25/28[3]	1,707,703	1,711,535
Series 2016-DNA4, Cl. M1, 2.034% [US0001M+80], 3/25/29[3]	1,517,158	1,517,543
Series 2016-HQA2, Cl. M1, 2.434% [US0001M+120], 11/25/28[3]	1,085,944	1,088,843
Series 2016-HQA3, Cl. M1, 2.034% [US0001M+80], 3/25/29[3]	5,848,467	5,866,227
Series 2016-HQA4, Cl. M1, 2.034% [US0001M+80], 4/25/29[3]	3,623,059	3,623,565
Series 2017-HQA1, Cl. M1, 2.434% [US0001M+120], 8/25/29[3]	365,603	368,737
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 2.839%, 10/25/33[8]	391,004	401,805

18 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Residential (Continued)
WaMu Mortgage Pass-Through Certificates Trust: (Continued)
Series 2005-AR14, Cl. 1A4, 2.872%, 12/25/35[8]	$137,072	$134,220
Series 2005-AR16, Cl. 1A1, 2.904%, 12/25/35[8]	593,298	579,078
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 3.119%, 2/25/35[8]	1,719,299	1,755,055
Series 2005-AR13, Cl. 1A5, 3.378%, 5/25/35[8]	100,169	100,760
Series 2005-AR15, Cl. 1A2, 3.525%, 9/25/35[8]	1,511,309	1,467,297
Series 2005-AR4, Cl. 2A2, 3.329%, 4/25/35[8]	2,548,461	2,562,816
Series 2006-AR10, Cl. 1A1, 3.297%, 7/25/36[8]	63,553	61,968
Series 2006-AR10, Cl. 5A5, 3.386%, 7/25/36[8]	1,431,064	1,442,344
Series 2006-AR7, Cl. 2A4, 3.329%, 5/25/36[8]	14,389	13,894
Series 2006-AR8, Cl. 2A1, 3.34%, 4/25/36[8]	2,657,378	2,688,361
Series 2006-AR8, Cl. 2A4, 3.34%, 4/25/36[8]	267,453	270,571

		59,461,071

Total Mortgage-Backed Obligations (Cost $489,576,349)		494,610,301
U.S. Government Obligations—0.3%
Federal Home Loan Mortgage Corp. Nts., 1.375%, 4/20/20	561,000	559,940
Federal National Mortgage Assn. Nts., 1.50%, 7/30/20	3,024,000	3,023,344

Total U.S. Government Obligations (Cost $3,574,569)		3,583,284
Corporate Bonds and Notes—64.6%
Consumer Discretionary—11.9%
Auto Components—0.5%
Goodyear Tire & Rubber Co. (The), 5.125% Sr. Unsec. Nts., 11/15/23	3,400,000	3,565,716
ZF North America Capital, Inc., 4% Sr. Unsec. Nts., 4/29/20[1]	3,400,000	3,506,250

		7,071,966
Automobiles—2.8%
Daimler Finance North America LLC, 2.20% Sr. Unsec. Nts., 10/30/21[1]	4,900,000	4,854,208
Ford Motor Credit Co. LLC:
1.684% Sr. Unsec. Nts., 9/8/17	1,500,000	1,500,002
2.459% Sr. Unsec. Nts., 3/27/20	3,000,000	3,014,303
2.979% Sr. Unsec. Nts., 8/3/22	3,500,000	3,498,188
General Motors Financial Co., Inc.:
3.45% Sr. Unsec. Nts., 1/14/22	2,600,000	2,655,946
3.45% Sr. Unsec. Nts., 4/10/22	3,600,000	3,670,462
Harley-Davidson Financial Services, Inc., 2.15% Sr. Unsec. Nts., 2/26/20[1]	1,600,000	1,601,535
Harley-Davidson Funding Corp., 6.80% Sr. Unsec. Nts., 6/15/18[1]	3,000,000	3,117,291
Hyundai Capital America:
1.75% Sr. Unsec. Nts., 9/27/19[1]	3,560,000	3,518,158
2.45% Sr. Unsec. Nts., 6/15/21[1]	3,000,000	2,982,466
Jaguar Land Rover Automotive plc, 3.50% Sr. Unsec. Nts., 3/15/20[1]	2,600,000	2,629,250

19 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Automobiles (Continued)
Nissan Motor Acceptance Corp., 1.90% Sr. Unsec. Nts., 9/14/21[1]	$3,000,000	$2,958,212
Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]	3,570,000	3,569,421

		39,569,442
Hotels, Restaurants & Leisure—1.3%
Aramark Services, Inc., 5% Sr. Unsec. Nts., 4/1/25[1]	3,282,000	3,471,700
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	3,900,000	3,908,853
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	3,000,000	3,322,500
Marriott International, Inc., 3% Sr. Unsec. Nts., 3/1/19	3,000,000	3,038,262
Royal Caribbean Cruises Ltd., 5.25% Sr. Unsec. Nts., 11/15/22	5,000,000	5,577,243

		19,318,558
Household Durables—1.4%
DR Horton, Inc.:
3.625% Sr. Unsec. Nts., 2/15/18	1,150,000	1,153,515
3.75% Sr. Unsec. Nts., 3/1/19	2,250,000	2,298,999
Lennar Corp.:
4.125% Sr. Unsec. Nts., 1/15/22	2,300,000	2,377,625
4.75% Sr. Unsec. Nts., 5/30/25	1,100,000	1,145,375
Newell Brands, Inc., 3.85% Sr. Unsec. Nts., 4/1/23	5,300,000	5,614,668
PulteGroup, Inc., 4.25% Sr. Unsec. Nts., 3/1/21	3,500,000	3,644,900
Toll Brothers Finance Corp.:
4.00% Sr. Unsec. Nts., 12/31/18	2,600,000	2,661,750
4.875% Sr. Unsec. Nts., 11/15/25	544,000	563,720
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	585,000	585,051

		20,045,603
Internet & Catalog Retail—0.4%
QVC, Inc., 5.125% Sr. Sec. Nts., 7/2/22	5,875,000	6,308,840
Leisure Equipment & Products—0.4%
Mattel, Inc.:
2.35% Sr. Unsec. Nts., 8/15/21	1,000,000	984,999
3.15% Sr. Unsec. Nts., 3/15/23	4,500,000	4,513,047

		5,498,046
Media—3.5%
21st Century Fox America, Inc., 7.25% Sr. Unsec. Nts., 5/18/18	3,800,000	3,942,591
CBS Corp., 2.30% Sr. Unsec. Nts., 8/15/19	4,200,000	4,234,053
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125% Sr. Unsec. Nts., 2/15/23	3,291,000	3,410,299
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.464% Sr. Sec. Nts., 7/23/22	1,800,000	1,906,939

20 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Media (Continued)
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	$2,575,000	$3,450,288
Interpublic Group of Cos., Inc. (The), 4% Sr. Unsec. Nts., 3/15/22	5,019,000	5,302,024
Omnicom Group, Inc.:
3.625% Sr. Unsec. Nts., 5/1/22	2,900,000	3,041,013
4.45% Sr. Unsec. Nts., 8/15/20	2,370,000	2,526,520
Pearson plc, 4.625% Sr. Unsec. Nts., 6/15/18[1]	2,100,000	2,132,049
Scripps Networks Interactive, Inc., 2.75% Sr. Unsec. Nts., 11/15/19	4,100,000	4,149,102
Sky plc:
2.625% Sr. Unsec. Nts., 9/16/19[1]	1,900,000	1,919,860
6.10% Sr. Unsec. Nts., 2/15/18[1]	2,000,000	2,039,753
Time Warner Cable LLC, 4% Sr. Unsec. Nts., 9/1/21	3,600,000	3,754,310
Viacom, Inc., 2.25% Sr. Unsec. Nts., 2/4/22	5,118,000	4,953,588
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[1]	3,400,000	3,612,500
		50,374,889

Multiline Retail—0.2%
Dollar Tree, Inc., 5.25% Sr. Unsec. Nts., 3/1/20	3,350,000	3,446,313

Specialty Retail—1.1%
AutoNation, Inc., 3.35% Sr. Unsec. Nts., 1/15/21	4,000,000	4,105,459
Best Buy Co., Inc., 5% Sr. Unsec. Nts., 8/1/18	4,256,000	4,377,415
Gap, Inc. (The), 5.95% Sr. Unsec. Nts., 4/12/21	3,400,000	3,696,449
L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21	3,200,000	3,504,000
		15,683,323

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc., 4.625% Sr. Unsec. Nts., 5/15/24[1]	3,500,000	3,657,500

Consumer Staples—5.1%
Beverages—1.6%
Anheuser-Busch InBev Finance, Inc., 3.30% Sr. Unsec. Nts., 2/1/23	5,300,000	5,504,588
Beam Suntory, Inc., 3.25% Sr. Unsec. Nts., 5/15/22	1,560,000	1,607,511
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	3,455,000	3,618,938
Molson Coors Brewing Co., 2.10% Sr. Unsec. Nts., 7/15/21	4,000,000	3,960,410
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	4,700,000	5,049,869
Suntory Holdings Ltd., 2.55% Sr. Unsec. Nts., 6/28/22[1]	4,000,000	4,017,726
		23,759,042

Food & Staples Retailing—1.0%
Alimentation Couche-Tard, Inc., 2.70% Sr. Unsec. Nts., 7/26/22[1]	3,600,000	3,614,654
Koninklijke Ahold Delhaize NV, 4.125% Sr. Unsec. Nts., 4/10/19	1,089,000	1,109,131

21 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Food & Staples Retailing (Continued)
Kroger Co. (The):
2.80% Sr. Unsec. Nts., 8/1/22	$2,550,000	$2,571,816
2.95% Sr. Unsec. Nts., 11/1/21	3,053,000	3,110,569
Tesco plc, 5.50% Sr. Unsec. Nts., 11/15/17[1]	3,400,000	3,428,958
		13,835,128

Food Products—1.5%
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	3,940,000	4,379,574
Kraft Heinz Foods Co., 3.50% Sr. Unsec. Nts., 7/15/22	5,400,000	5,609,145
Mondelez International Holdings Netherlands BV, 2% Sr. Unsec. Nts., 10/28/21[1]	6,100,000	5,990,152
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[1]	1,676,000	1,689,453
3.35% Sr. Unsec. Nts., 2/1/22[1]	4,000,000	4,073,241
		21,741,565

Tobacco—1.0%
Altria Group, Inc., 2.85% Sr. Unsec. Nts., 8/9/22	4,200,000	4,301,828
BAT Capital Corp., 2.764% Sr. Unsec. Nts., 8/15/22[1]	1,500,000	1,510,070
BAT International Finance plc, 3.50% Sr. Unsec. Nts., 6/15/22[1]	3,850,000	4,006,217
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[1]	4,600,000	4,800,638
		14,618,753

Energy—8.1%
Oil, Gas & Consumable Fuels—8.1%
Anadarko Petroleum Corp., 6.95% Sr. Unsec. Nts., 6/15/19	3,700,000	3,993,946
Andeavor, 4.75% Sr. Unsec. Nts., 12/15/23[1]	3,250,000	3,495,168
Apache Corp.:
3.25% Sr. Unsec. Nts., 4/15/22	2,100,000	2,139,194
6.90% Sr. Unsec. Nts., 9/15/18	2,355,000	2,464,668
Boardwalk Pipelines LP, 3.375% Sr. Unsec. Nts., 2/1/23	2,850,000	2,841,486
Buckeye Partners LP, 2.65% Sr. Unsec. Nts., 11/15/18	3,450,000	3,469,551
Canadian Natural Resources Ltd., 2.95% Sr. Unsec. Nts., 1/15/23	3,500,000	3,510,707
Cenovus Energy, Inc., 5.70% Sr. Unsec. Nts., 10/15/19	3,400,000	3,575,517
Columbia Pipeline Group, Inc., 2.45% Sr. Unsec. Nts., 6/1/18	2,000,000	2,007,395
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	3,400,000	3,429,750
DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts., 12/1/17	2,800,000	2,803,500
9.75% Sr. Unsec. Nts., 3/15/19[1]	1,300,000	1,434,875
Devon Energy Corp., 3.25% Sr. Unsec. Nts., 5/15/22	3,425,000	3,469,946
Enbridge Energy Partners LP, 4.20% Sr. Unsec. Nts., 9/15/21	2,400,000	2,535,072
Enbridge, Inc., 2.90% Sr. Unsec. Nts., 7/15/22	5,000,000	5,037,962
Encana Corp., 6.50% Sr. Unsec. Nts., 5/15/19	3,250,000	3,477,130
EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	2,725,000	2,729,740
Enterprise Products Operating LLC, 6.50% Sr. Unsec. Nts., 1/31/19	4,500,000	4,781,796
EOG Resources, Inc.:
5.875% Sr. Unsec. Nts., 9/15/17	2,150,000	2,152,324

22 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
EOG Resources, Inc.: (Continued)
6.875% Sr. Unsec. Nts., 10/1/18	$1,000,000	$1,052,856
EQT Corp.:
4.875% Sr. Unsec. Nts., 11/15/21	1,300,000	1,404,605
5.15% Sr. Unsec. Nts., 3/1/18	1,955,000	1,984,042
Husky Energy, Inc.:
6.20% Sr. Unsec. Nts., 9/15/17	1,466,000	1,467,877
7.25% Sr. Unsec. Nts., 12/15/19	1,800,000	1,998,420
Kinder Morgan Finance Co. LLC, 6% Sr. Unsec. Nts., 1/15/18[1]	3,400,000	3,448,918
Magellan Midstream Partners LP, 6.55% Sr. Unsec. Nts., 7/15/19	2,248,000	2,429,495
Marathon Petroleum Corp., 3.40% Sr. Unsec. Nts., 12/15/20	4,500,000	4,657,444
NuStar Logistics LP, 8.15% Sr. Unsec. Nts., 4/15/18	2,950,000	3,060,625
ONEOK Partners LP, 3.375% Sr. Unsec. Nts., 10/1/22	4,800,000	4,856,857
Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]	1,989,000	2,013,406
Phillips 66, 4.30% Sr. Unsec. Unsub. Nts., 4/1/22	2,500,000	2,691,395
Plains All American Pipeline LP/PAA Finance Corp., 2.60% Sr. Unsec. Nts., 12/15/19	4,650,000	4,659,796
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	4,250,000	4,610,954
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 4/15/23	4,100,000	4,545,415
TC PipeLines LP, 4.65% Sr. Unsec. Nts., 6/15/21	2,600,000	2,760,300
Valero Energy Corp., 6.125% Sr. Unsec. Nts., 2/1/20	1,299,000	1,419,695
Williams Partners LP, 3.35% Sr. Unsec. Nts., 8/15/22	4,800,000	4,885,544
Woodside Finance Ltd., 8.75% Sr. Unsec. Nts., 3/1/19[1]	3,000,000	3,286,002
		116,583,373

Financials—12.6%
Capital Markets—2.9%
ABN AMRO Bank NV, 1.80% Sr. Unsec. Nts., 9/20/19[1]	4,400,000	4,388,639
Credit Suisse Group Funding Guernsey Ltd., 3.125% Sr. Unsec. Nts., 12/10/20	4,000,000	4,094,742
Goldman Sachs Group, Inc. (The):
2.35% Sr. Unsec. Nts., 11/15/21	4,000,000	3,983,917
2.908% [US0003M+105.3] Sr. Unsec. Nts., 6/5/23[3]	5,000,000	5,027,571
Legg Mason, Inc., 2.70% Sr. Unsec. Nts., 7/15/19	2,000,000	2,022,290
Moody’s Corp., 2.625% Sr. Unsec. Nts., 1/15/23[1]	2,000,000	2,007,270
Morgan Stanley:
2.625% Sr. Unsec. Nts., 11/17/21	3,000,000	3,025,802
2.75% Sr. Unsec. Nts., 5/19/22	5,600,000	5,651,781
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	3,420,000	3,556,800
State Street Corp., 2.653% [US0003M+63.5] Sr. Unsec. Nts., 5/15/23[3]	4,000,000	4,056,254
UBS Group Funding Switzerland AG, 2.65% Sr. Unsec. Nts., 2/1/22[1]	4,300,000	4,303,574
		42,118,640

23 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Banks—6.1%
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Unsec. Nts., 5/19/22	$3,430,000	$3,474,825
Bank of America Corp.:
2.25% Sr. Unsec. Nts., 4/21/20	2,200,000	2,211,822
2.60% Sr. Unsec. Nts., 1/15/19	3,225,000	3,258,141
2.625% Sr. Unsec. Nts., 10/19/20	1,300,000	1,319,062
BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21	2,750,000	2,789,300
Citigroup, Inc., 2.90% Sr. Unsec. Nts., 12/8/21	7,000,000	7,132,025
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	4,200,000	4,230,907
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	3,550,000	3,567,859
Credit Agricole SA (London), 3.375% Sr. Unsec. Nts., 1/10/22[1]	3,600,000	3,703,733
Fifth Third Bancorp, 2.60% Sr. Unsec. Nts., 6/15/22	3,500,000	3,524,415
First Horizon National Corp., 3.50% Sr. Unsec. Nts., 12/15/20	3,436,000	3,550,811
HSBC USA, Inc., 2.375% Sr. Unsec. Nts., 11/13/19	2,065,000	2,086,457
Huntington National Bank (The), 2.50% Sr. Unsec. Nts., 8/7/22	4,300,000	4,306,547
ING Bank NV, 2.50% Sr. Unsec. Nts., 10/1/19[1]	4,100,000	4,147,080
Intesa Sanpaolo SpA, 3.125% Sr. Unsec. Nts., 7/14/22[1]	4,250,000	4,265,923
JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21	2,265,000	2,272,188
2.776% [US0003M+93.5] Sr. Unsec. Nts., 4/25/23[3]	4,200,000	4,238,286
KeyCorp, 2.90% Sr. Unsec. Nts., 9/15/20	5,000,000	5,122,407
Lloyds Banking Group plc, 3% Sr. Unsec. Nts., 1/11/22	3,700,000	3,743,757
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	1,134,000	1,138,653
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	2,336,000	2,351,887
Royal Bank of Scotland Group plc, 3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[3]	2,444,000	2,473,182
SunTrust Banks, Inc., 2.70% Sr. Unsec. Nts., 1/27/22	3,400,000	3,444,080
Wells Fargo & Co.:
2.10% Sr. Unsec. Nts., 7/26/21	8,000,000	7,970,592
2.625% Sr. Unsec. Nts., 7/22/22	1,200,000	1,208,052
		87,531,991

Consumer Finance—1.0%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	5,700,000	5,733,484
Capital One Financial Corp., 3.05% Sr. Unsec. Nts., 3/9/22	4,200,000	4,274,574
Discover Bank:
3.10% Sr. Unsec. Nts., 6/4/20	1,500,000	1,537,841
3.20% Sr. Unsec. Nts., 8/9/21	2,600,000	2,670,570
		14,216,469

Diversified Financial Services—0.4%
INVISTA Finance LLC, 4.25% Sr. Sec. Nts., 10/15/19[4]	3,300,000	3,386,625
Voya Financial, Inc., 2.90% Sr. Unsec. Nts., 2/15/18	1,895,000	1,906,316
		5,292,941

24 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Insurance—0.7%
AXIS Specialty Finance plc, 2.65% Sr. Unsec. Nts., 4/1/19	$3,100,000	$3,125,625
Marsh & McLennan Cos., Inc., 2.75% Sr. Unsec. Nts., 1/30/22	2,800,000	2,858,249
Nuveen Finance LLC, 2.95% Sr. Unsec. Nts., 11/1/19[1]	4,500,000	4,578,374
		10,562,248

Real Estate Investment Trusts (REITs)—1.5%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	2,685,000	2,736,875
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	2,000,000	2,167,221
Crown Castle International Corp., 2.25% Sr. Unsec. Nts., 9/1/21	4,300,000	4,258,057
Digital Realty Trust LP, 2.75% Sr. Unsec. Nts., 2/1/23	3,000,000	3,010,838
Lamar Media Corp., 5.375% Sr. Unsec. Nts., 1/15/24	1,600,000	1,686,000
Prologis International Funding II SA, 4.875% Sr. Unsec. Nts., 2/15/20[1]	525,000	556,223
Realty Income Corp., 2% Sr. Unsec. Nts., 1/31/18	2,250,000	2,253,088
Simon Property Group LP, 1.50% Sr. Unsec. Nts., 2/1/18[1]	1,059,000	1,058,962
Ventas Realty LP/Ventas Capital Corp., 2% Sr. Unsec. Nts., 2/15/18	1,750,000	1,751,946
VEREIT Operating Partnership LP, 3% Sr. Unsec. Nts., 2/6/19	1,302,000	1,318,368
Welltower, Inc., 4.125% Sr. Unsec. Nts., 4/1/19	855,000	880,667
		21,678,245

Health Care—3.9%
Biotechnology—0.6%
AbbVie, Inc., 3.20% Sr. Unsec. Nts., 11/6/22	2,900,000	2,990,070
Shire Acquisitions Investments Ireland DAC, 2.875% Sr. Unsec. Nts., 9/23/23	5,000,000	4,980,872
		7,970,942

Health Care Equipment & Supplies—0.9%
Abbott Laboratories, 3.25% Sr. Unsec. Nts., 4/15/23	5,150,000	5,298,686
Becton Dickinson & Co., 2.894% Sr. Unsec. Nts., 6/6/22	5,000,000	5,027,570
Boston Scientific Corp., 2.85% Sr. Unsec. Nts., 5/15/20	3,000,000	3,053,468
		13,379,724

Health Care Providers & Services—1.2%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 1.70% Sr. Unsec. Nts., 5/1/18[1]	1,345,000	1,346,259
Express Scripts Holding Co., 2.25% Sr. Unsec. Nts., 6/15/19	4,200,000	4,220,722
Fresenius Medical Care US Finance II, Inc.:
4.125% Sr. Unsec. Nts., 10/15/20[1]	3,400,000	3,559,562
5.875% Sr. Unsec. Nts., 1/31/22[1]	1,275,000	1,437,562
HCA, Inc.:
3.75% Sr. Sec. Nts., 3/15/19	2,700,000	2,754,000
4.25% Sr. Sec. Nts., 10/15/19	800,000	827,000

25 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
Laboratory Corp. of America Holdings, 2.625% Sr. Unsec. Nts., 2/1/20	$3,310,000	$3,352,787
		17,497,892

Life Sciences Tools & Services—0.4%
Life Technologies Corp., 6% Sr. Unsec. Nts., 3/1/20	3,300,000	3,598,486
Quintiles IMS, Inc., 5% Sr. Unsec. Nts., 10/15/26[1]	1,305,000	1,370,250
		4,968,736

Pharmaceuticals—0.8%
Allergan Funding SCS, 3.45% Sr. Unsec. Nts., 3/15/22	5,000,000	5,200,016
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	2,989,000	3,007,681
Mylan, Inc., 2.55% Sr. Unsec. Nts., 3/28/19	3,500,000	3,517,944
		11,725,641

Industrials—4.1%
Aerospace & Defense—0.6%
BAE Systems Holdings, Inc., 2.85% Sr. Unsec. Nts., 12/15/20[1]	5,000,000	5,090,294
Rockwell Collins, Inc., 2.80% Sr. Unsec. Nts., 3/15/22	2,700,000	2,752,568
		7,842,862

Airlines—0.4%
Delta Air Lines, Inc., 2.875% Sr. Unsec. Nts., 3/13/20	5,000,000	5,083,354

Building Products—0.8%
Fortune Brands Home & Security, Inc., 3% Sr. Unsec. Nts., 6/15/20	2,700,000	2,739,942
Johnson Controls International plc, 1.40% Sr. Unsec. Nts., 11/2/17	2,111,000	2,106,701
Masco Corp., 3.50% Sr. Unsec. Nts., 4/1/21	3,450,000	3,580,583
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	3,300,000	3,522,182
		11,949,408

Commercial Services & Supplies—0.4%
Pitney Bowes, Inc.:
3.375% Sr. Unsec. Nts., 10/1/21	3,700,000	3,704,431
4.75% Sr. Unsec. Nts., 5/15/18	1,988,000	2,024,926
		5,729,357

Machinery—0.6%
Crane Co., 2.75% Sr. Unsec. Nts., 12/15/18	2,500,000	2,528,102
Fortive Corp., 2.35% Sr. Unsec. Nts., 6/15/21	5,100,000	5,114,731
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	1,141,000	1,151,570
		8,794,403

26 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Professional Services—0.2%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	$3,445,000	$3,505,287

Road & Rail—0.4%
ERAC USA Finance LLC, 2.60% Sr. Unsec. Nts., 12/1/21[1]	5,500,000	5,506,737

Trading Companies & Distributors—0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	3,500,000	3,654,631
Air Lease Corp., 3.75% Sr. Unsec. Nts., 2/1/22	3,359,000	3,533,941
United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23	3,350,000	3,510,197
		10,698,769

Information Technology—5.5%
Communications Equipment—0.2%
Juniper Networks, Inc., 3.125% Sr. Unsec. Nts., 2/26/19	3,478,000	3,538,635

Electronic Equipment, Instruments, & Components—1.6%
Amphenol Corp., 1.55% Sr. Unsec. Nts., 9/15/17	2,300,000	2,300,007
Avnet, Inc., 3.75% Sr. Unsec. Nts., 12/1/21	5,700,000	5,834,087
CDW LLC/CDW Finance Corp.:
5.00% Sr. Unsec. Nts., 9/1/25	1,500,000	1,571,250
5.50% Sr. Unsec. Nts., 12/1/24	552,000	607,890
FLIR Systems, Inc., 3.125% Sr. Unsec. Nts., 6/15/21	3,500,000	3,553,013
Keysight Technologies, Inc., 3.30% Sr. Unsec. Nts., 10/30/19	4,000,000	4,064,030
Tech Data Corp., 3.70% Sr. Unsec. Nts., 2/15/22	5,000,000	5,118,828
		23,049,105

Internet Software & Services—0.5%
eBay, Inc., 2.75% Sr. Unsec. Nts., 1/30/23	3,500,000	3,511,193
IAC/InterActiveCorp, 4.875% Sr. Unsec. Nts., 11/30/18	1,850,000	1,860,175
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27[1]	631,000	645,134
5.25% Sr. Unsec. Nts., 4/1/25	1,010,000	1,085,750
		7,102,252

IT Services—0.9%
DXC Technology Co., 4.25% Sr. Unsec. Nts., 4/15/24	5,000,000	5,281,406
Leidos Holdings, Inc., 4.45% Sr. Unsec. Nts., 12/1/20	3,202,000	3,378,110
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	4,232,000	4,245,606
		12,905,122

Semiconductors & Semiconductor Equipment—0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3% Sr. Unsec. Nts., 1/15/22[1]	3,400,000	3,456,211
NXP BV/NXP Funding LLC, 4.125% Sr. Unsec. Nts., 6/1/21[1]	3,500,000	3,669,750
		7,125,961

27 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Software—1.3%
Activision Blizzard, Inc., 2.30% Sr. Unsec. Nts., 9/15/21	$5,620,000	$5,607,202
Autodesk, Inc., 3.125% Sr. Unsec. Nts., 6/15/20	3,000,000	3,078,468
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[1]	4,100,000	4,324,090
5.875% Sr. Unsec. Nts., 6/15/21[1]	188,000	197,579
Dell, Inc., 5.875% Sr. Unsec. Nts., 6/15/19	2,400,000	2,542,680
VMware, Inc., 2.95% Sr. Unsec. Nts., 8/21/22	2,900,000	2,910,720
		18,660,739

Technology Hardware, Storage & Peripherals—0.5%
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17	869,000	869,602
4.40% Sr. Unsec. Nts., 10/15/22	3,100,000	3,318,687
HP, Inc., 4.65% Sr. Unsec. Nts., 12/9/21	3,150,000	3,413,570
		7,601,859

Materials—5.1%
Chemicals—2.4%
Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	3,400,000	3,526,959
Celanese US Holdings LLC, 5.875% Sr. Unsec. Nts., 6/15/21	3,100,000	3,471,740
CF Industries, Inc.:
3.40% Sr. Sec. Nts., 12/1/21[1]	3,000,000	3,057,865
7.125% Sr. Unsec. Nts., 5/1/20	2,550,000	2,817,750
LyondellBasell Industries NV, 6% Sr. Unsec. Nts., 11/15/21	3,100,000	3,512,232
Methanex Corp., 3.25% Sr. Unsec. Nts., 12/15/19	3,400,000	3,434,064
RPM International, Inc.:
6.125% Sr. Unsec. Nts., 10/15/19	2,500,000	2,714,296
6.50% Sr. Unsec. Nts., 2/15/18	2,000,000	2,043,460
Sherwin-Williams Co. (The), 2.75% Sr. Unsec. Nts., 6/1/22	4,150,000	4,184,891
Westlake Chemical Corp., 4.625% Sr. Unsec. Nts., 2/15/21	3,500,000	3,622,500
Yara International ASA, 7.875% Sr. Unsec. Nts., 6/11/19[1]	2,750,000	3,003,844
		35,389,601

Containers & Packaging—1.3%
Ball Corp., 4.375% Sr. Unsec. Nts., 12/15/20	3,300,000	3,460,875
Graphic Packaging International, Inc., 4.75% Sr. Unsec. Nts., 4/15/21	1,958,000	2,070,585
Packaging Corp. of America:
3.90% Sr. Unsec. Unsub. Nts., 6/15/22	2,250,000	2,379,142
6.50% Sr. Unsec. Nts., 3/15/18	2,400,000	2,458,325
Sealed Air Corp., 6.50% Sr. Unsec. Nts., 12/1/20[1]	3,100,000	3,473,860
Silgan Holdings, Inc., 5% Sr. Unsec. Nts., 4/1/20	1,456,000	1,481,480
WestRock RKT Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	3,205,000	3,306,312
		18,630,579

Metals & Mining—1.4%
Anglo American Capital plc, 3.75% Sr. Unsec. Nts., 4/10/22[1]	3,000,000	3,067,500
Freeport-McMoRan, Inc., 4% Sr. Unsec. Nts., 11/14/21	3,500,000	3,519,250

28 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Metals & Mining (Continued)
Glencore Finance Canada Ltd., 2.70% Sr. Unsec. Nts., 10/25/17[1]	$2,000,000	$2,003,510
Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[1]	2,000,000	2,087,578
Goldcorp, Inc.:
3.625% Sr. Unsec. Nts., 6/9/21	2,000,000	2,086,902
3.70% Sr. Unsec. Nts., 3/15/23	2,050,000	2,141,196
Newmont Mining Corp., 5.125% Sr. Unsec. Nts., 10/1/19	1,500,000	1,588,261
Teck Resources Ltd., 4.75% Sr. Unsec. Nts., 1/15/22	3,300,000	3,477,540
		19,971,737

Telecommunication Services—2.5%
Diversified Telecommunication Services—2.5%
AT&T, Inc.:
2.85% Sr. Unsec. Nts., 2/14/23	3,600,000	3,587,641
3.80% Sr. Unsec. Nts., 3/15/22	6,450,000	6,750,983
British Telecommunications plc, 5.95% Sr. Unsec. Nts., 1/15/18	2,000,000	2,031,595
CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	3,400,000	3,544,500
Deutsche Telekom International Finance BV, 2.82% Sr. Unsec. Nts., 1/19/22[1]	5,600,000	5,667,892
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[1]	3,400,000	3,693,250
Telefonica Emisiones SAU, 5.877% Sr. Unsec. Nts., 7/15/19	2,900,000	3,108,426
Verizon Communications, Inc., 3.125% Sr. Unsec. Nts., 3/16/22	7,000,000	7,183,523
		35,567,810

Utilities—5.8%
Electric Utilities—4.0%
Cleveland Electric Illuminating Co. (The), 8.875% Sec. Nts., 11/15/18	3,123,000	3,376,153
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	4,314,000	4,316,209
EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[1]	3,350,000	3,409,060
Emera US Finance LP:
2.15% Sr. Unsec. Nts., 6/15/19	1,169,000	1,171,232
2.70% Sr. Unsec. Nts., 6/15/21	3,500,000	3,539,114
Enel Finance International NV:
2.875% Sr. Unsec. Nts., 5/25/22[1]	3,500,000	3,534,929
6.25% Sr. Unsec. Nts., 9/15/17[1]	2,750,000	2,753,180
Entergy Corp., 5.125% Sr. Unsec. Nts., 9/15/20	3,500,000	3,778,297
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	422,000	450,846
Exelon Corp., 3.497% Jr. Sub. Nts., 6/1/22	4,000,000	4,150,983
Exelon Generation Co. LLC, 6.20% Sr. Unsec. Nts., 10/1/17	2,472,000	2,479,760
Fortis, Inc., 2.10% Sr. Unsec. Nts., 10/4/21	4,350,000	4,294,872
Great Plains Energy, Inc., 4.85% Sr. Unsec. Nts., 6/1/21	1,640,000	1,756,485
Iberdrola Finance Ireland Ltd., 5% Sr. Unsec. Nts., 9/11/19[1]	2,000,000	2,116,125
ITC Holdings Corp., 6.05% Sr. Unsec. Nts., 1/31/18[1]	1,725,000	1,752,070
Kentucky Power Co., 6% Sr. Unsec. Nts., 9/15/17[1]	1,106,000	1,107,174
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	1,470,000	1,603,371

29 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Electric Utilities (Continued)
Progress Energy, Inc., 4.40% Sr. Unsec. Nts., 1/15/21	$750,000	$799,437
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	2,230,000	2,322,362
Southern Co. (The), 1.55% Sr. Unsec. Nts., 7/1/18	3,350,000	3,345,835
Southern Power Co., 2.50% Sr. Unsec. Nts., 12/15/21	3,700,000	3,729,129
Southwestern Electric Power Co., 5.875% Sr. Unsec. Nts., 3/1/18	1,515,000	1,544,644
		57,331,267

Independent Power and Renewable Electricity Producers—0.2%
IPALCO Enterprises, Inc., 3.45% Sr. Sec. Nts., 7/15/20	3,400,000	3,451,000

Multi-Utilities—1.6%
CenterPoint Energy Resources Corp., 4.50% Sr. Unsec. Nts., 1/15/21	3,400,000	3,606,260
Dominion Energy, Inc.:
2.75% Sr. Unsec. Nts., 1/15/22	3,000,000	3,049,791
4.104% Jr. Sub. Nts., 4/1/21[8]	4,500,000	4,733,736
DTE Energy Co., 3.30% Sr. Unsec. Nts., 6/15/22	3,500,000	3,610,607
Enable Midstream Partners LP, 2.40% Sr. Unsec. Nts., 5/15/19	3,000,000	2,987,946
Florida Gas Transmission Co. LLC, 5.45% Sr. Unsec. Nts., 7/15/20[1]	2,000,000	2,164,680
NiSource Finance Corp., 6.80% Sr. Unsec. Nts., 1/15/19	664,000	706,532
Regency Energy Partners LP/Regency Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/22	1,250,000	1,387,245
		22,246,797
Total Corporate Bonds and Notes (Cost $919,900,071)		930,138,451

Short-Term Notes—6.9%
Agrium, Inc., 1.502%, 9/12/17[10,11]	6,300,000	6,296,946
Air Liquide US LLC, 1.38%, 9/7/17[10,11]	1,750,000	1,749,621
Alliant Energy Corp., 1.32%, 9/6/17[11]	6,500,000	6,498,479
Amgen, Inc., 1.29%, 9/7/17[1,10,11]	2,800,000	2,799,224
Amphenol Corp., 1.39%, 9/8/17[11]	2,800,000	2,799,105
Arizona Public Service Co., 1.321%, 9/8/17[11]	4,200,000	4,198,669
Bell Canada, 1.392%, 9/5/17[10,11]	6,300,000	6,298,755
Dollar General Corp., 1.361%, 9/1/17[1,10,11]	1,800,000	1,799,922
Duke Energy Corp., 1.361%, 9/5/17[10,11]	2,800,000	2,799,445
Eaton Corp., 1.391%, 9/5/17[1,10,11]	6,400,000	6,398,732
Eversource Energy, 1.30%, 9/7/17[10,11]	4,365,000	4,363,790
Hitachi Capital America:
1.471%, 9/12/17[11]	1,900,000	1,899,079
1.521%, 9/14/17[11]	4,500,000	4,497,443
International Paper, 1.371%, 9/1/17[1,10,11]	6,400,000	6,399,749
Leggett & Platt, Inc., 1.362%, 9/12/17[1,10,11]	6,300,000	6,296,946
Marriott International, Inc., 1.402%, 10/4/17[10,11]	2,800,000	2,796,065
NetApp, Inc., 1.402%, 9/25/17[1,10,11]	3,000,000	2,996,921
NextEra Energy Capital Holdings, Inc., 1.453%, 9/7/17[1,10,11]	3,500,000	3,499,024
Sempra Energy, 1.402%, 9/13/17[10,11]	6,300,000	6,296,683

30 OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Short-Term Notes (Continued)
Tyson Foods, Inc., 1.392%, 9/11/17[1,10,11]	$ 6,300,000	$6,297,286
United Technologies Corp., 1.381%, 9/19/17[1,10,11]	6,400,000	6,395,035
WPP CP Finance plc, 1.461%, 9/11/17[1,10,11]	6,400,000	6,397,164

Total Short-Term Notes (Cost $99,779,187)		99,774,083

	Shares
Investment Company—2.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.97%[12,13] (Cost $29,426,501)	29,426,501	29,426,501
Total Investments, at Value (Cost $1,730,694,611)	121.4%	1,747,007,561
Net Other Assets (Liabilities)	(21.4)	(308,173,495)

Net Assets	100.0%	$1,438,834,066

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $427,087,725 or 29.68% of the Fund’s net assets at period end.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

4. Restricted security. The aggregate value of restricted securities at period end was $6,001,168, which represents 0.42% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97-6/21/97	$664,076	$14,554	$(649,522)
INVISTA Finance LLC, 4.25% Sr. Sec. Nts., 10/15/19	10/9/14-8/1/17	3,315,052	3,386,625	71,573
Westlake Automobile Receivables Trust, Series 2017-2A, Cl. E, 4.63%, 7/15/24	8/1/17	2,599,989	2,599,989	—

		$6,579,117	$6,001,168	$(577,949)

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $7,792,544 or 0.54% of the Fund’s net assets at period end.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $57,443 or less than 0.005% of the Fund’s net assets at period end.

31 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

10. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $79,881,308 or 5.55% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

11. Current yield as of period end.

12. Rate shown is the 7-day yield at period end.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2016	Gross Additions	Gross Reductions	Shares August 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	29,850,112	1,029,415,830	1,029,839,441	29,426,501

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$29,426,501	$139,466	$—	$—

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Futures Contracts as of August 31, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	12/19/17	5	$778,416	$780,469	$(2,053)
United States Treasury Nts., 10 yr.	CBT	Sell	12/19/17	2,493	316,310,490	316,572,047	(261,557)
United States Treasury Nts., 2 yr.	CBT	Buy	12/29/17	1,013	219,109,840	219,124,563	14,723
United States Treasury Nts., 5 yr.	CBT	Sell	12/29/17	334	39,554,116	39,579,000	(24,884)

							$(273,771)

Glossary:
Definitions
D11COF	Cost of Funds for the 11th District of San Francisco
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month

32 OPPENHEIMER LIMITED-TERM BOND FUND

Definitions (Continued)

MSCI	Morgan Stanley Capital International
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

33 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,701,268,110)	$1,717,581,060
Affiliated companies (cost $29,426,501)	29,426,501

1,747,007,561
Cash	10,000
Cash used for collateral on futures	4,382,000
Cash used for collateral on forward roll transactions	30,000
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	255,474,456
Interest, dividends and principal paydowns	10,254,377
Shares of beneficial interest sold	2,352,681
Variation margin receivable	22,104
Other	128,176

Total assets	2,019,661,355

Liabilities
Payables and other liabilities:
Investments purchased (including $574,436,340 purchased on a when-issued or delayed delivery basis)	577,786,789
Shares of beneficial interest redeemed	1,694,655
Variation margin payable	493,486
Dividends	433,911
Distribution and service plan fees	182,126
Trustees’ compensation	168,825
Shareholder communications	12,416
Other	55,081

Total liabilities	580,827,289

Net Assets	$1,438,834,066

Composition of Net Assets
Par value of shares of beneficial interest	$315,754
Additional paid-in capital	1,456,271,862
Accumulated net investment income	171,294
Accumulated net realized loss on investments	(33,964,023)
Net unrealized appreciation on investments	16,039,179

Net Assets	$1,438,834,066

34 OPPENHEIMER LIMITED-TERM BOND FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $670,186,763 and 147,243,367 shares of beneficial interest outstanding)	$4.55

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.65

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,626,618 and 798,077 shares of beneficial interest outstanding)	$4.54

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $148,903,967 and 32,773,269 shares of beneficial interest outstanding)	$4.54

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $221,992,331 and 48,640,607 shares of beneficial interest outstanding)	$4.56

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,698,406 and 7,844,367 shares of beneficial interest outstanding)	$4.55

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $358,425,981 and 78,454,252 shares of beneficial interest outstanding)	$4.57

See accompanying Notes to Financial Statements.

35 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT

OF OPERATIONS For the Year Ended August 31, 2017

Investment Income
Interest (net of foreign withholding taxes of $27,834)	$38,967,472
Fee income on when-issued securities	3,855,004
Dividends—affiliated companies	139,466

Total investment income	42,961,942
Expenses
Management fees	5,399,628
Distribution and service plan fees:
Class A	1,693,759
Class B	64,134
Class C	1,641,982
Class R	173,271
Transfer and shareholder servicing agent fees:
Class A	1,541,629
Class B	14,162
Class C	362,445
Class I	60,745
Class R	78,447
Class Y	667,986
Shareholder communications:
Class A	27,838
Class B	740
Class C	6,154
Class I	34
Class R	1,564
Class Y	4,880
Borrowing fees	29,082
Trustees’ compensation	21,453
Custodian fees and expenses	13,463
Other	130,985

Total expenses	11,934,381
Less waivers and reimbursements of expenses	(705,237)

Net expenses	11,229,144
Net Investment Income	31,732,798

36 OPPENHEIMER LIMITED-TERM BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (including premiums on options exercised)	$(1,002,729)
Closing and expiration of futures contracts	(668,268)
Closing and expiration of swaption contracts written	351,633

Net realized loss	(1,319,364)
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(6,254,215)
Futures contracts	(589,090)
Swaption contracts written	14,569

Net change in unrealized appreciation/depreciation	(6,828,736)
Net Increase in Net Assets Resulting from Operations	$23,584,698

See accompanying Notes to Financial Statements.

37 OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations
Net investment income	$31,732,798	$26,121,024
Net realized loss	(1,319,364)	(11,738,804)
Net change in unrealized appreciation/depreciation	(6,828,736)	14,016,909

Net increase in net assets resulting from operations	23,584,698	28,399,129
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(16,593,344)	(15,131,548)
Class B	(96,822)	(163,226)
Class C	(2,558,830)	(2,251,308)
Class I	(5,567,218)	(3,746,261)
Class R	(738,869)	(632,673)
Class Y	(7,958,914)	(5,637,344)

	(33,513,997)	(27,562,360)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(67,566,042)	23,523,492
Class B	(6,634,064)	(5,422,962)
Class C	(32,817,028)	23,186,043
Class I	33,322,323	73,084,580
Class R	(680,227)	2,305,242
Class Y	76,857,848	124,722,450

	2,482,810	241,398,845
Net Assets
Total increase (decrease)	(7,446,489)	242,235,614
Beginning of period	1,446,280,555	1,204,044,941

End of period (including accumulated net investment income of $171,294 and $1,593,198, respectively)	$1,438,834,066	$1,446,280,555

See accompanying Notes to Financial Statements.

38 OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2017	Year Ended August 31, 2016[1]	Year Ended August 31, 2015[1]	Year Ended August 29, 2014[1,2]	Year Ended August 30, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.58	$4.59	$4.67	$4.66	$4.93

Income (loss) from investment operations:
Net investment income[3]	0.10	0.09	0.11	0.13	0.09
Net realized and unrealized gain (loss)	(0.02)	0.00[4]	(0.07)	0.03	(0.15)

Total from investment operations	0.08	0.09	0.04	0.16	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.10)	(0.12)	(0.15)	(0.09)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.12)

Total dividends and/or distributions to shareholders	(0.11)	(0.10)	(0.12)	(0.15)	(0.21)

Net asset value, end of period	$4.55	$4.58	$4.59	$4.67	$4.66

Total Return, at Net Asset Value[5]	1.73%	2.01%	0.77%	3.32%	(1.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$670,187	$742,857	$719,405	$664,895	$632,387

Average net assets (in thousands)	$700,544	$720,074	$703,391	$623,486	$722,428

Ratios to average net assets:[6]
Net investment income	2.24%	1.99%	2.41%	2.62%	1.85%
Expenses excluding specific expenses listed below	0.86%	0.88%	0.90%	0.91%	1.00%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%

Total expenses	0.86%[8]	0.88%[8]	0.90%[8]	0.91%[8]	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.82%	0.82%	0.85%	0.90%

Portfolio turnover rate[9]	83%	55%	83%	147%	162%

39 OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	0.86%
Year Ended August 31, 2016	0.89%
Year Ended August 31, 2015	0.90%
Year Ended August 29, 2014	0.91%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2017	$3,147,159,686	$2,900,112,220
Year Ended August 31, 2016	$2,237,586,604	$2,271,024,565
Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235

See accompanying Notes to Financial Statements.

40 OPPENHEIMER LIMITED-TERM BOND FUND

Class B	Year Ended August 31, 2017	Year Ended August 31, 2016[1]	Year Ended August 31, 2015[1]	Year Ended August 29, 2014[1,2]	Year Ended August 30, 2013[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.57	$4.58	$4.67	$4.65	$4.92

Income (loss) from investment operations:
Net investment income[3]	0.06	0.05	0.08	0.09	0.05
Net realized and unrealized gain (loss)	(0.02)	0.00[4]	(0.09)	0.03	(0.14)

Total from investment operations	0.04	0.05	(0.01)	0.12	(0.09)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.06)	(0.08)	(0.10)	(0.05)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.13)

Total dividends and/or distributions to shareholders	(0.07)	(0.06)	(0.08)	(0.10)	(0.18)

Net asset value, end of period	$4.54	$4.57	$4.58	$4.67	$4.65

Total Return, at Net Asset Value[5]	0.89%	1.18%	(0.18)%	2.51%	(1.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,627	$10,324	$15,780	$24,216	$34,046

Average net assets (in thousands)	$6,409	$12,502	$19,477	$28,962	$45,170

Ratios to average net assets:[6]
Net investment income	1.37%	1.18%	1.58%	1.86%	1.10%
Expenses excluding specific expenses listed below	1.63%	1.65%	1.66%	1.66%	1.93%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%

Total expenses	1.63%[8]	1.65%[8]	1.66%[8]	1.66%[8]	1.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.64%	1.65%	1.63%	1.65%

Portfolio turnover rate[9]	83%	55%	83%	147%	162%

41 OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.63%
Year Ended August 31, 2016	1.66%
Year Ended August 31, 2015	1.66%
Year Ended August 29, 2014	1.66%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2017	$3,147,159,686	$2,900,112,220
Year Ended August 31, 2016	$2,237,586,604	$2,271,024,565
Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235

See accompanying Notes to Financial Statements.

42 OPPENHEIMER LIMITED-TERM BOND FUND

Class C	Year Ended August 31, 2017	Year Ended August 31, 2016[1]	Year Ended August 31, 2015[1]	Year Ended August 29, 2014[1,2]	Year Ended August 30, 2013[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.57	$4.57	$4.66	$4.66	$4.92

Income (loss) from investment operations:
Net investment income[3]	0.06	0.05	0.07	0.09	0.06
Net realized and unrealized gain (loss)	(0.02)	0.01	(0.08)	0.02	(0.14)

Total from investment operations	0.04	0.06	(0.01)	0.11	(0.08)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.06)	(0.08)	(0.11)	(0.06)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.12)

Total dividends and/or distributions to shareholders	(0.07)	(0.06)	(0.08)	(0.11)	(0.18)

Net asset value, end of period	$4.54	$4.57	$4.57	$4.66	$4.66

Total Return, at Net Asset Value[4]	0.91%	1.19%	(0.06)%	2.40%	(1.84)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$148,904	$182,976	$159,614	$134,000	$119,677

Average net assets (in thousands)	$164,621	$174,995	$156,321	$122,206	$145,990

Ratios to average net assets:[5]
Net investment income	1.42%	1.18%	1.58%	1.82%	1.10%
Expenses excluding specific expenses listed below	1.62%	1.64%	1.65%	1.65%	1.78%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	1.62%[7]	1.64%[7]	1.65%[7]	1.65%[7]	1.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.63%	1.64%	1.64%	1.65%

Portfolio turnover rate[8]	83%	55%	83%	147%	162%

43 OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.62%
Year Ended August 31, 2016	1.65%
Year Ended August 31, 2015	1.65%
Year Ended August 29, 2014	1.65%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2017	$3,147,159,686	$2,900,112,220
Year Ended August 31, 2016	$2,237,586,604	$2,271,024,565
Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235

See accompanying Notes to Financial Statements.

44 OPPENHEIMER LIMITED-TERM BOND FUND

Class I	Year Ended August 31, 2017	Year Ended August 31, 2016[1]	Year Ended August 31, 2015[1]	Year Ended August 29, 2014[1,2]	Period Ended August 30, 2013[1,2,3]
Per Share Operating Data
Net asset value, beginning of period	$4.59	$4.59	$4.68	$4.67	$4.70

Income (loss) from investment operations:
Net investment income[4]	0.12	0.11	0.13	0.14	0.01
Net realized and unrealized gain (loss)	(0.02)	0.01	(0.08)	0.03	(0.03)

Total from investment operations	0.10	0.12	0.05	0.17	(0.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.12)	(0.14)	(0.16)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.13)	(0.12)	(0.14)	(0.16)	(0.01)

Net asset value, end of period	$4.56	$4.59	$4.59	$4.68	$4.67

Total Return, at Net Asset Value[5]	2.11%	2.41%	1.03%	3.70%	(0.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$221,992	$189,947	$116,806	$4,362	$10

Average net assets (in thousands)	$202,588	$151,529	$9,764	$4,274	$10

Ratios to average net assets:[6]
Net investment income	2.62%	2.36%	2.76%	3.01%	2.58%
Expenses excluding specific expenses listed below	0.42%	0.45%	0.46%	0.47%	0.44%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%

Total expenses	0.42%[8]	0.45%[8]	0.46%[8]	0.47%[8]	0.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.42%[9]	0.44%	0.46%[9]	0.47%[9]	0.44%

Portfolio turnover rate[10]	83%	55%	83%	147%	162%

45 OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. For the period from August 1, 2013 (inception of offering) to August 30, 2013.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	0.42%
Year Ended August 31, 2016	0.46%
Year Ended August 31, 2015	0.46%
Year Ended August 29, 2014	0.47%

9. Waiver was less than 0.005%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2017	$3,147,159,686	$2,900,112,220
Year Ended August 31, 2016	$2,237,586,604	$2,271,024,565
Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Period Ended August 30, 2013	$5,364,504,647	$5,515,045,235

See accompanying Notes to Financial Statements.

46 OPPENHEIMER LIMITED-TERM BOND FUND

Class R	Year Ended August 31, 2017	Year Ended August 31, 2016[1]	Year Ended August 31, 2015[1]	Year Ended August 29, 2014[1,2]	Year Ended August 30, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.58	$4.59	$4.67	$4.66	$4.93

Income (loss) from investment operations:
Net investment income[3]	0.09	0.08	0.09	0.11	0.08
Net realized and unrealized gain (loss)	(0.03)	(0.01)	(0.07)	0.03	(0.15)

Total from investment operations	0.06	0.07	0.02	0.14	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.08)	(0.10)	(0.13)	(0.08)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.12)

Total dividends and/or distributions to shareholders	(0.09)	(0.08)	(0.10)	(0.13)	(0.20)

Net asset value, end of period	$4.55	$4.58	$4.59	$4.67	$4.66

Total Return, at Net Asset Value[4]	1.43%	1.82%	0.35%	3.03%	(1.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,698	$36,621	$34,318	$29,966	$33,368

Average net assets (in thousands)	$35,660	$35,078	$32,247	$31,470	$39,970

Ratios to average net assets:[5]
Net investment income	1.94%	1.69%	2.10%	2.34%	1.60%
Expenses excluding specific expenses listed below	1.11%	1.13%	1.13%	1.13%	1.33%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	1.11%[7]	1.13%[7]	1.13%[7]	1.13%[7]	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.12%	1.13%[8]	1.13%[8]	1.15%

Portfolio turnover rate[9]	83%	55%	83%	147%	162%

47 OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.11%
Year Ended August 31, 2016	1.14%
Year Ended August 31, 2015	1.13%
Year Ended August 29, 2014	1.13%

8. Waiver was less than 0.005%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2017	$3,147,159,686	$2,900,112,220
Year Ended August 31, 2016	$2,237,586,604	$2,271,024,565
Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235

See accompanying Notes to Financial Statements.

48 OPPENHEIMER LIMITED-TERM BOND FUND

Class Y	Year Ended August 31, 2017	Year Ended August 31, 2016[1]	Year Ended August 31, 2015[1]	Year Ended August 29, 2014[1,2]	Year Ended August 30, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.60	$4.60	$4.68	$4.67	$4.95

Income (loss) from investment operations:
Net investment income[3]	0.11	0.10	0.12	0.13	0.10
Net realized and unrealized gain (loss)	(0.02)	0.01	(0.07)	0.04	(0.15)

Total from investment operations	0.09	0.11	0.05	0.17	(0.05)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.11)	(0.13)	(0.16)	(0.10)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.13)

Total dividends and/or distributions to shareholders	(0.12)	(0.11)	(0.13)	(0.16)	(0.23)

Net asset value, end of period	$4.57	$4.60	$4.60	$4.68	$4.67

Total Return, at Net Asset Value[4]	1.98%	2.32%	0.95%	3.52%	(1.05)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$358,426	$283,556	$158,122	$62,009	$16,412

Average net assets (in thousands)	$303,860	$249,010	$118,474	$27,625	$18,643

Ratios to average net assets:[5]
Net investment income	2.50%	2.17%	2.56%	2.69%	2.11%
Expenses excluding specific expenses listed below	0.62%	0.64%	0.65%	0.66%	0.70%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	0.62%[7]	0.64%[7]	0.65%[7]	0.66%[7]	0.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.56%	0.63%	0.64%	0.65%	0.65%

Portfolio turnover rate[8]	83%	55%	83%	147%	162%

49 OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	0.62%
Year Ended August 31, 2016	0.65%
Year Ended August 31, 2015	0.65%
Year Ended August 29, 2014	0.66%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2017	$3,147,159,686	$2,900,112,220
Year Ended August 31, 2016	$2,237,586,604	$2,271,024,565
Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235

See accompanying Notes to Financial Statements.

50 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2017

1. Organization

Oppenheimer Limited-Term Bond Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

51 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution

52 OPPENHEIMER LIMITED-TERM BOND FUND

2. Significant Accounting Policies (Continued)

requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$336,866	$—	$34,231,778	$16,306,930

1. At period end, the Fund had $34,231,778 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$34,231,778

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$992	$359,295	$360,287

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2017	Year Ended August 31, 2016
Distributions paid from:
Ordinary income	$33,513,997	$27,562,360

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax

53 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,730,700,631
Federal tax cost of other investments	(137,806,953)

Total federal tax cost	$1,592,893,678

Gross unrealized appreciation	$20,861,247
Gross unrealized depreciation	(4,554,317)

Net unrealized appreciation	$16,306,930

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use

54 OPPENHEIMER LIMITED-TERM BOND FUND

3. Securities Valuation (Continued)

matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

55 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$189,474,941	$—	$189,474,941
Mortgage-Backed Obligations	—	494,546,777	63,524	494,610,301
U.S. Government Obligations	—	3,583,284	—	3,583,284
Corporate Bonds and Notes	—	930,138,451	—	930,138,451
Short-Term Notes	—	99,774,083	—	99,774,083
Investment Company	29,426,501	—	—	29,426,501

Total Investments, at Value	29,426,501	1,717,517,536	63,524	1,747,007,561
Other Financial Instruments:
Futures contracts	14,723	—	—	14,723

Total Assets	$29,441,224	$1,717,517,536	$63,524	$1,747,022,284

Liabilities Table
Other Financial Instruments:
Futures contracts	$(288,494)	$—	$—	$(288,494)

Total Liabilities	$(288,494)	$—	$—	$(288,494)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management

56 OPPENHEIMER LIMITED-TERM BOND FUND

4. Investments and Risks (Continued)

investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

57 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$574,436,340

Sold securities	255,474,456

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $129,000 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $30,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of

58 OPPENHEIMER LIMITED-TERM BOND FUND

5. Market Risk Factors (Continued)

assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is

59 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $313,054,000 and $459,328,194 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include

60 OPPENHEIMER LIMITED-TERM BOND FUND

6. Use of Derivatives (Continued)

the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $42,825 on purchased put options.

 At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $19,085 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

61 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

62 OPPENHEIMER LIMITED-TERM BOND FUND

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $164,863 and $48,642 on purchased and written swaptions, respectively.

At period end, the Fund had no purchased swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are

63 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

64 OPPENHEIMER LIMITED-TERM BOND FUND

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts Variation margin receivable		$ 22,104*	Variation margin payable	$ 493,486*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of futures contracts	Total
Credit contracts	$(1,049,012)	$351,633	$—	$(697,379)
Interest rate contracts	125,933	—	(668,268)	(542,335)

Total	$(923,079)	$351,633	$(668,268)	$(1,239,714)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Swaption contracts written	Futures contracts	Total
Credit contracts	$(9,280)	$14,569	$—	$5,289
Interest rate contracts	–	—	(589,090)	(589,090)

Total	$(9,280)	$14,569	$(589,090)	$(583,801)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

65 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	34,747,096	$158,116,235	53,588,442	$246,518,436
Dividends and/or distributions reinvested	3,339,802	15,192,653	3,030,484	13,805,121
Redeemed	(52,977,713)	(240,874,930)	(51,452,705)	(236,800,065)
Shares tendered from share split	—	—	78,484,406[1]	—
Net increase (decrease)	(14,890,815)	$(67,566,042)	83,650,627	$23,523,492

Class B
Sold	84,268	$382,931	592,580	$2,724,291
Dividends and/or distributions reinvested	20,140	91,477	34,806	158,242
Redeemed	(1,563,038)	(7,108,472)	(1,769,354)	(8,305,495)
Shares tendered from share split	—	—	1,674,464[1]	—
Net increase (decrease)	(1,458,630)	$(6,634,064)	532,496	$(5,422,962)

Class C
Sold	7,519,230	$34,157,773	21,937,658	$100,447,379
Dividends and/or distributions reinvested	514,137	2,334,856	438,365	1,992,786
Redeemed	(15,265,099)	(69,309,657)	(17,206,594)	(79,254,122)
Shares tendered from share split	—	—	17,392,359[1]	—
Net increase (decrease)	(7,231,732)	$(32,817,028)	22,561,788	$23,186,043

Class I
Sold	14,453,979	$65,960,372	25,491,454	$116,983,485
Dividends and/or distributions reinvested	1,195,151	5,452,281	807,928	3,689,757
Redeemed	(8,349,762)	(38,090,330)	(10,391,649)	(47,588,662)
Shares tendered from share split	—	—	12,723,550[1]	—
Net increase	7,299,368	$33,322,323	28,631,283	$73,084,580

Class R
Sold	2,232,141	$10,150,117	2,643,681	$12,177,962
Dividends and/or distributions reinvested	152,141	692,057	130,121	592,735
Redeemed	(2,533,790)	(11,522,401)	(2,273,345)	(10,465,455)
Shares tendered from share split	—	—	3,749,079[1]	—
Net increase (decrease)	(149,508)	$(680,227)	4,249,536	$2,305,242

66 OPPENHEIMER LIMITED-TERM BOND FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class Y
Sold	49,480,970	$226,045,113	58,594,120	$269,005,814
Dividends and/or distributions reinvested	1,047,812	4,783,590	750,739	3,434,328
Redeemed	(33,729,132)	(153,970,855)	(32,063,050)	(147,717,692)
Shares tendered from share split	—	—	17,181,578[1]	—

Net increase	16,799,650	$76,857,848	44,463,387	$124,722,450

1. As of the close of September 11, 2015, the Fund implemented a share split which resulted in an addition of shares.

See Note 11.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$1,071,573,723	$1,071,665,147
U.S. government and government agency obligations	24,723,333	46,391,065
To Be Announced (TBA) mortgage-related securities	3,147,159,686	2,900,112,220

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through April 2, 2017
Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

Fee Schedule Effective April 3, 2017
Up to $500 million	0.38%
Next $500 million	0.35
Next $4 billion	0.32
Over $5 billion	0.30

The Fund’s effective management fee for the reporting period was 0.38% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and

67 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	9,784
Accumulated Liability as of August 31, 2017	70,716

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund

68 OPPENHEIMER LIMITED-TERM BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
August 31, 2017	$87,559	$16,644	$6,627	$16,946	$—

Waivers and Reimbursements of Expenses. Effective April 3, 2017, the Manager has contractually agreed to limit “Total Annual Fund Operating Expenses After Fee Waiver and/ or Expense Reimbursement” as a percentage of average annual net assets, to annual rates of 0.75% for Class A shares, 0.40% for Class I shares and 0.45% for Class Y shares. Prior to April 3, 2017, the limit was 0.82% for Class A shares. The expense limitations do not include interest and fees from borrowing and other expenses not incurred in the ordinary course of the Fund’s business.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

69 OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Class A	$397,559
Class I	85
Class Y	164,836

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$68,261
Class B	536
Class C	15,775
Class R	3,531
Class Y	30,926

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $23,728 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Share Split

As of the close of business on September 11, 2015, the Fund implemented a 2 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a result, shareholders’ accounts reflect additional shares with a lower net asset value per share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to September 11, 2015, has been adjusted to give effect to this share split.

70 OPPENHEIMER LIMITED-TERM BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Limited-Term Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Bond Fund (the Fund), including the statement of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Bond Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 25, 2017

71 OPPENHEIMER LIMITED-TERM BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $27,259,436 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

72 OPPENHEIMER LIMITED-TERM BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

73 OPPENHEIMER LIMITED-TERM BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus and Trustee (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011);

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Edmund P. Giambastiani, Jr., Continued	Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010).Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Strzalkowski, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since August 2007); co-Team Leader for the Sub- Adviser’s Investment Grade Fixed Income Team (since January 2014); Vice President of the Sub-Adviser (August 2007-January 2016); a member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing

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TRUSTEES AND OFFICERS Unaudited / Continued

Peter A. Strzalkowski, Continued	Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006); Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Chief Compliance Officer of VTL (since December 2015); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of Sub-Adviser (February 2007-December 2012); Assistant Vice President of Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER LIMITED-TERM BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

80 OPPENHEIMER LIMITED-TERM BOND FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0220.001.0817 October 25, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $51,200 in fiscal 2017 and $49,600 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,000 in fiscal 2017 and $254 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $289,000 in fiscal 2017 and $704,560 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody exams, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $528,317 in fiscal 2017 and $237,933 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $817,317 in fiscal 2017 and $942,493 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/13/2017